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                                                                   EXHIBIT 10.35
                                   Avaya Inc.
                               211 Mount Airy Road
                            Basking Ridge, NJ. 07920



                                                    January 21, 2003



Warburg, Pincus Equity Partners, L.P.
Warburg, Pincus Netherlands Equity Partners I, C.V.
Warburg, Pincus Netherlands Equity Partners II, C.V.
Warburg, Pincus Netherlands Equity Partners III, C.V.
466 Lexington Avenue
New York, NY 10017


                     Re:  EXCHANGE OFFER FOR AVAYA LYONS
                          ------------------------------

Ladies & Gentlemen:

                     Reference is made to (1) the Backstop Agreement, dated as of December 23, 2002, as amended January 13, 2003 (the "Agreement"), by and among Avaya Inc. ("Avaya") and the Investors signatories thereto, and in particular Section 2.01(b)(i) thereof, and (2) the draft press release (the "Release") attached as Exhibit A hereto. Capitalized terms used but not defined in this letter shall have the meanings ascribed thereto in the Agreement.

                     This letter confirms that Avaya and the Investors have agreed, notwithstanding Avaya's intention to make a public announcement on the date of this letter substantially in the form of the Release (the "Announcement"), that the second proviso of Section 2.01(b)(i) of the Agreement shall not apply to the Announcement and that the Exchange Offer shall not be extended as a result of Avaya making such Announcement.


                            [Signature page follows]


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                                             Very truly yours,

                                             AVAYA INC.

                                             By:  /s/ GARRY K. MCGUIRE
                                                 ----------------------------
                                             Name:   Garry K. McGuire
                                             Title:  Chief Financial Officer
                                                     and Senior Vice President,
                                                     Operations
Agreed and accepted as of the date hereof:

WARBURG, PINCUS EQUITY PARTNERS, L.P.

By: WARBURG PINCUS & CO.
    Its General Partner

           By:   /s/ SCOTT A. ARENARE
               -----------------------------
           Name:   Scott A. Arenare
           Title:  Partner

WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS I, C.V.

By:  WARBURG PINCUS & CO.
     Its General Partner

           By:   /s/ SCOTT A. ARENARE
               -----------------------------
           Name:   Scott A. Arenare
           Title:  Partner

WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS II, C.V.

By:  WARBURG PINCUS & CO.
     Its General Partner

           By:   /s/ SCOTT A. ARENARE
               -----------------------------
           Name:   Scott A. Arenare
           Title:  Partner

WARBURG, PINCUS NETHERLANDS EQUITY PARTNERS III, C.V.

By:  WARBURG, PINCUS & CO.
     Its General Partner

           By:   /s/ SCOTT A. ARENARE
               -----------------------------
           Name:   Scott A. Arenare
           Title:  Partner




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